Business Combination	12 Months Ended
Dec. 31, 2023
Business Combination
Business combination

6. Business Combination

(a) Acquisition of Wuhan Miracle

Wuhan Miracle is mainly engaged in the research and development, production, sales and agency of laser and other optoelectronic medical equipment. In July 2021, the Group acquired an approximately 54.68% equity interests in Wuhan Miracle for an aggregated cash consideration of RMB512 million, including contingent consideration of RMB88 million measured at fair value, and Wuhan Miracle became a consolidated subsidiary of the Group. In connection with the transaction, the Group also entered into an agreement with the founder of Wuhan Miracle and shareholder A, pursuant to which the Group is obligated to purchase and the founder is obligated to sell additional 4.17% equity interests in Wuhan Miracle for a cash consideration of RMB39 million within three years and the Group is obligated to purchase and the shareholder A is obligated to sell 1% equity interest in Wuhan Miracle for a cash consideration of RMB9 million. The Group subsequently acquired additional 31.92% equity interests for an aggregated cash consideration of RMB299 million in the fourth quarter of 2021. In December 2022, the Group and the founder have agreed to terminate the unperformed part of the agreement. Thus, the Group effectively held 87.60% equity interests of Wuhan Miracle as of December 31, 2022 and 2023. There was no outstanding payment for acquisition of Wuhan Miracle as of December 31, 2022 and 2023.

The acquisition was accounted for as a business combination and RMB17 million of supplier relationship intangible assets, RMB27 million of in-process research and development and RMB70 million of developed technology intangible assets were recognized at fair value, RMB105 million of property and equipment was recognized at fair value and RMB100 million of inventories was recognized at fair value on acquisition date. The Group’s unconditional obligation to purchase 4% equity interests from founder of Wuhan Miracle and purchase 1% equity interest from the shareholder A are considered as a mandatorily redeemable non-controlling interest and should be classified as liability.

The Group made estimates and judgements in determining the fair value of intangible assets and property and equipment with the assistance from an independent valuation firm. The significant estimates and assumptions mainly include: (1) projected revenue, projected operating result and discount rate, which are related to the valuation of the fair value of the intangible assets; (2) sales price and market rental of comparable property and equipment, adjustment for differences between acquired property and equipment and comparable property and equipment, and capitalization rates, which are related to the valuation of the fair value of the building measured as the property and equipment;(3) sales price of comparable property and equipment, and adjustment for differences between acquired property and equipment and comparable property and equipment, which are related to the valuation of the fair value of the cars measured as the property and equipment and included in the nature of office equipment, furniture and others in Property and equipment, net; and (4) replacement cost which is related to the valuation of the fair value of the other property and equipment owned by Wuhan Miracle. The Group determined discount rates to be used based on the risk inherent in the related activity’s current business model and industry comparisons. The consideration was allocated on the acquisition date as follows:

6. Business Combination (Continued)

(a) Acquisition of Wuhan Miracle (continued)

	RMB	Useful lives
		(Years)
Identifiable intangible assets acquired:
Developed technology	70,000	10
Supplier relationship	17,000	3
In-process research and development intangible assets	27,000	10
Cash and cash equivalents	86,467
Short-term investment and term deposits	50,000
Trade receivables	25,244
Inventories	99,681
Other current assets	6,401
Property and equipment, net	104,878	20
Other non-current assets	8,278
Contract liabilities	(32,006)
Accrued liabilities and other liabilities	(38,245)
Deferred tax liabilities	(28,872)
Goodwill	540,009
Non-controlling interests	(76,905)
Total consideration	858,930

The excess of the purchase price over tangible assets, identifiable intangible assets and liabilities assumed was recorded as goodwill. The goodwill recognized is attributable primarily to expected synergies and the assembled workforce of Wuhan Miracle. The goodwill is not deductible for tax purposes.

The amount of revenue and net loss of Wuhan Miracle from the acquisition date to December 31, 2021 were RMB111,956 and RMB9,366, respectively.

6. Business Combination (Continued)

(a) Acquisition of Wuhan Miracle (continued)

Pro forma information of the acquisition

The following unaudited pro forma information summarizes the results of operations for the years ended December 31, 2020 and 2021 of the Group as if the acquisition had occurred on January 1, 2020. The unaudited pro forma information includes: (i) amortization associated with estimates for the acquired intangible assets, depreciation associated with estimates for the acquired property and equipment and the cost associated with the estimates for the acquired inventories and corresponding deferred tax liabilities; (ii) removal of the transaction costs related to the acquisition; (iii) elimination of transaction between Wuhan Miracle and the Group and (iv) the associated tax impact on these unaudited pro forma adjustments. The following pro forma financial information is presented for informational purpose only and is not necessarily indicative of the results that would have occurred had the acquisition been completed on January 1, 2020, nor is it indicative of future operating results.

	For the Year Ended
	December 31,
	2020	2021
	RMB	RMB
Pro forma Revenue	1,474,996	1,821,657
Pro forma net income/(loss)	18,481	(39,955)

(b) Deconsolidation of Leya

In March 2023, the Group disposed its equity interests of 63.37% in Shanghai Leya Health Technology Co., Ltd (“Leya”) with a total cash consideration of RMB5,700 to one existing shareholder of Leya. As a result, Leya was deconsolidated and a gain of RMB5,497 was recognized in investment income, net in the consolidated statements of comprehensive income/(loss) for the year ended December 31, 2023.